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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 4, 2006

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 4, 2006, Antik Denim, LLC ("Antik"), a wholly-owned subsidiary of Blue Holdings, Inc. (the "Registrant"), entered into a binding
Licensing Term Sheet with North Star International, Inc. ("North Star"), pursuant to which the parties agree to enter into a Licensing Agreement whereby North Star, or its designee, will obtain a license to distribute Antik's knit apparel and hats in all categories for men and women bearing the ANTIK DENIM trademark in the United States and internationally. The license will have a term of 66 months commencing on October 1, 2006, and will be subject to five renewal options for one-year terms.

         Pursuant to the terms of the Licensing Term Sheet, upon execution of the Licensing Term Sheet North Star will pay Antik a fee of $180,000 as an advance against royalties. North Star will also pay Antik royalties of 4.5% of net sales up to $4 million, and 10% of net sales thereafter, during the first 18 months of the term, and 10% of all net sales thereafter. North Star has also guaranteed certain minimum net sales during the term of the license. For each renewal term, the minimum net sales guaranty will increase by 10% over the previous year's minimum net sales guaranty. The Licensing Term Sheet also provides that disputes involving the license shall be settled by binding arbitration.

         Antik and the Registrant have no material relationship with North Star other than in respect of the Licensing Term Sheet.

         The Registrant issued a press release announcing its entry into the Joint Venture Agreement. A copy of the press release is being furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press Release issued by the Registrant on December 6,
                           2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE HOLDINGS, INC.


Date:  December 7, 2006            By:    /s/ Patrick Chow
                                          -------------------------------------
                                          Patrick Chow, Chief Financial Officer
                                          and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
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     99.1            Press Release issued by the Registrant on December 6, 2006.


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